UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Enhanced Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1 – Report to Stockholders

BlackRock Enhanced

Government Fund, Inc. (EGF)

SEMI-ANNUAL REPORT

JUNE 30, 2010 | (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

BlackRock Enhanced Government Fund, Inc. (EGF) (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order, has adopted a level distribution plan (the “Plan”), consistent with its investment objectives and policies. In adopting the Plan, the Fund employs an option over-write strategy to support a level distribution of income, capital gains and/or return of capital. In accordance with the Plan, the Fund currently distrib-
utes $0.08 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of the Board. Under its Plan, the Fund will distribute all available invest-
ment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended
(the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of cap-
ital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount estab-
lished by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the
Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more com-
plete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund are available on the BlackRock website www.blackrock.com.

2 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised con-
cerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated —
primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in line with their taxable counterparts on a
12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an
“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of June 30, 2010	6-month	12-month
US equities (S&P 500 Index)	(6.65)%	14.43%
Small cap US equities (Russell 2000 Index)	(1.95)	21.48
International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder
Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of June 30, 2010

Investment Objective and Overview

BlackRock Enhanced Government Fund, Inc.'s (EGF) (the “Fund”) investment objective is to seek to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of US Government securities and US Government Agency securities, including US Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strat-
egy of writing (selling) call options on individual or baskets of US Government securities, US Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.
No assurance can be given that the Fund’s investment objective will be acheived.

Performance

For the six months ended June 30, 2010, the Fund returned 0.78% based on market price and 3.51% based on net asset value (NAV). For the same period, the Fund’s benchmark, Citigroup Government/Mortgage Index, posted a total return of 5.15%. All returns reflect reinvestment of dividends. The
Fund's premium to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s exposure to corporate debt through preferred securities detracted from performance during the period. Investment grade corporates, particularly in the financials sector, experienced heightened volatility in the face of uncertainty around financial regulatory reform. In addition, the call-writing strategy hampered performance as calls written on mortgages and interest rates lost value when Treasuries rallied during the period. The Fund employed interest rate swaps to synthetically reduce the duration of its portfolio during the period. As interest rates declined, the swaps lost value, negatively impacting performance. Conversely, direct exposure to Treasuries, agency debentures and agency mortgage-backed securities (MBS) benefited performance. Agency MBS, in particular, performed well versus risk-free
Treasuries. Despite the removal of the government’s mortgage purchase program on March 31, 2010, strong technicals supported the sector. The Fund’s holdings in commercial MBS and asset-backed securities also added to performance. The Fund engaged in financial futures contracts for purposes of managing risk related to duration and yield curve positioning, which overall was beneficial to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on New York Stock Exchange					EGF
	Initial Offering Date				October 31, 2005
	Yield on Closing Market Price as of June 30, 2010 ($16.77)[1]					5.72%
	Current Monthly Distribution per share[2]					$0.08
	Current Annualized Distribution per share[2]					$0.96
	Leverage as of June 30, 2010[3]					4%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net
	realized gain.
	[3] Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any
	assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized
	by the Fund, please see The Benefits and Risks of Leveraging on page 5.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
		6/30/10	12/31/09	Change	High	Low
	Market Price	$16.77	$17.07	(1.76)%	$17.09	$16.18
	Net Asset Value	$16.74	$16.59	0.90%	$16.94	$16.59

The following chart shows the portfolio composition and credit quality allocation of the Fund’s long-term investments:

Portfolio Composition			Credit Quality Allocations[4]
	6/30/10	12/31/09		6/30/10	12/31/09
U.S. Government Sponsored			AAA/Aaa[5]	90%	90%
Agency Securities	59%	63%	AA/Aa	3	3
U.S. Treasury Obligations	21	18	A	2	3
Non-Agency Mortgage-Backed			BBB/Baa	3	3
Securities	11	11	BB/Ba	1	—
Preferred Securities	4	4	CCC/Caa	1	1
Asset-Backed Securities	3	2
			[4] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s
Foreign Agency Obligations	1	1	Investors Service (“Moody’s”) ratings.
Taxable Municipal Bonds	1	1	[5] Includes U.S. Government Sponsored Agency Securities and
			U.S. Treasury Obligations, which are deemed AAA/Aaa by the
			investment advisor.
4 BLACKROCK ENHANCED GOVERNMENT FUND, INC.			JUNE 30, 2010

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and NAV.
However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings by entering into reverse repurchase agreements and Treasury rolls. In general, the con-
cept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term inter-
est rates, which normally will be lower than the income earned by the
Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage)
are invested in higher-yielding portfolio investments, the Fund’s share-
holders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped;
that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, returns to shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 mil-
lion and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term secu-
rities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the
Fund’s total portfolio of $130 million earns income based on long-term interest rates. In this case, the interest expense of the debt securities is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In con-
trast, the redemption value of the Fund’s debt securities do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from debt securities.

The use of leverage may enhance opportunities for increased income to the Fund and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if lever-
age had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The
Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of lever-
age may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by sharehold-
ers and may reduce income.

Under the Investment Company Act of 1940, the Fund is permitted to borrow up to 33 1 / 3 % of total managed assets. As of June 30, 2010, the
Fund had economic leverage of 4% from reverse repurchase agreements as a percentage of its total of managed assets.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including finan-
cial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counter-
party to the transaction or illiquidity of the derivative instrument. The

Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)

	Par
Asset-Backed Securities (a)	(000)	Value
Chester Asset Receivables Dealings,
Series 2003-C, Class A, 0.86%, 9/17/12	$ 1,110	$ 1,357,069
First Franklin Mortgage Loan Asset-Backed
Certificates, Series 2005-FF2, Class M2,
0.79%, 3/25/35	3,220	2,115,710
GSAA Home Equity Trust, Series 2005-1,
Class AF2, 4.32%, 11/25/34	719	689,912
Securitized Asset-Backed Receivables LLC Trust:
Series 2005-0P1, Class M2, 0.80%, 1/25/35	2,000	1,409,772
Series 2005-OP2, Class M1, 0.78%, 10/25/35	1,025	432,935
Soundview Home Equity Loan Trust,
Series 2007-OPT5, Class 2A2, 1.30%, 10/25/37	2,500	1,341,315
Total Asset-Backed Securities — 3.7%		7,346,713
Foreign Agency Obligations
Province of Ontario Canada, 4.10%, 6/16/14	1,745	1,876,571
Total Foreign Agency Obligations — 0.9%		1,876,571
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.8%
Bank of America Mortgage Securities Inc., Series 2003-J,
Class 2A1, 3.61%, 11/25/33 (a)	357	348,326
Bear Stearns Alt-A Trust, Series 2004-13, Class A1,
0.72%, 11/25/34 (a)	474	331,772
CS First Boston Mortgage Securities Corp.,
Series 2005-11, Class 6A5, 6.00%, 12/25/35	996	887,872
Countrywide Alternative Loan Trust, Series 2006-41CB,
Class 2A17, 6.00%, 1/25/37	1,333	1,026,738
Homebanc Mortgage Trust, Series 2005-4,
Class A1, 0.62%, 10/25/35 (a)	1,773	1,330,177
Thornburg Mortgage Securities Trust (a):
Series 2006-6, Class A1, 0.46%, 11/25/46	1,722	1,657,514
Series 2007-2, Class A2A, 0.48%, 6/25/37	1,236	1,161,210
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR7, Class A1, 4.77%, 8/25/35 (a)	710	700,482
		7,444,091
Commercial Mortgage-Backed Securities — 8.5%
Bear Stearns Commercial Mortgage Securities,
Series 2001-T0P2, Class A2, 6.48%, 2/15/35	1,352	1,380,707
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A2, 5.81%, 12/10/49 (a)	3,250	3,400,834
Credit Suisse Mortgage Capital Certificates,
Series 2007-C5, Class A2, 5.59%, 9/15/40	3,400	3,528,578
LB-UBS Commercial Mortgage Trust, Class A2:
Series 2007-C1, 5.32%, 2/15/40	2,000	2,056,461
Series 2007-C7, 5.59%, 9/15/45	3,000	3,116,756

(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)	Value
Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32, Class A2, 5.92%, 6/15/49 (a)	$ 3,000	$ 3,098,373
		16,581,709
Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5,
Class 1A7, 6.00%, 5/25/37	586	67,405
Total Non-Agency Mortgage-Backed Securities — 12.3%		24,093,205
Preferred Securities
Capital Trusts
Diversified Financial Services — 1.0%
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	2,000	1,887,848
Electric Utilities — 0.9%
PPL Capital Funding, 6.70%, 3/30/67 (a)	2,000	1,760,000
Insurance — 1.1%
The Allstate Corp., 6.50%, 5/15/67 (a)	2,000	1,795,000
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(b)	504	451,080
		2,246,080
Total Capital Trusts — 3.0%		5,893,928
Trust Preferreds	Shares
Capital Markets — 0.9%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	1,711,291
Media — 1.0%
Comcast Corp., 6.63%, 5/15/56	80,000	1,939,078
Total Trust Preferreds — 1.9%		3,650,369
Total Preferred Securities — 4.9%		9,544,297
	Par
Taxable Municipal Bonds	(000)
State of California, GO, Taxable, Various Purpose 3,
Mandatory Put Bonds, 5.65%, 4/01/39	$ 1,680	1,795,332
Total Taxable Municipal Bonds — 0.9%		1,795,332
U.S. Government Sponsored Agency Securities
Agency Obligations — 3.3%
Fannie Mae, 5.25%, 8/01/12	2,460	2,655,029
Federal Farm Credit Bank, 4.55%, 6/08/20	3,500	3,783,479
		6,438,508

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the	EUR	Euro
names and descriptions of many of the securities have been abbreviated according	GO	General Obligation Bonds
to the following list:	LIBOR	London InterBank Offered Rate
	USD	US Dollar
See Notes to Financial Statements.

6 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Schedule of Investments (continued)

(Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)	Value
Collateralized Mortgage Obligations — 15.7%
Fannie Mae Mortgage-Backed Securities,
5.24%, 4/01/12 (c)	$ 7,939	$ 8,362,979
Freddie Mac Mortgage-Backed Securities, Series 3149,
Class HA, 6.00%, 5/15/27	192	192,548
Ginnie Mae Mortgage-Backed Securities, Class C (a):
Series 2005-87, 5.33%, 9/16/34	10,000	11,085,998
Series 2006-3, 5.24%, 4/16/39	10,000	11,099,391
		30,740,916
Interest Only Collateralized Mortgage Obligations — 1.0%
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-30, Class IO, 0.80%, 5/16/46	8,345	328,432
Series 2007-20, Class SA, 5.69%, 4/20/37	2,156	199,517
Series 2007-40, Class SN, 6.23%, 7/20/37	2,587	251,441
Series 2008-7, Class SA, 3.14%, 2/20/38	4,666	452,693
Series 2009-83, Class TS, 5.84%, 8/20/39	7,826	760,828
		1,992,911
Mortgage-Backed Securities — 48.3%
Fannie Mae Mortgage-Backed Securities:
4.00%, 4/01/24 — 10/01/24	8,618	8,973,889
4.50%, 5/01/39 — 8/15/40 (d)	6,571	6,806,799
4.66%, 7/01/10	1,791	1,790,685
4.96%, 2/01/13	5,170	5,431,716
5.00%, 11/01/33 — 2/01/40 (c)	25,396	26,991,611
5.50%, 7/01/17 — 9/01/36 (c)(e)	29,868	32,223,272
6.00%, 2/01/36 — 10/01/36	3,999	4,352,051
6.11%, 2/01/12	2,489	2,640,597
6.60%, 1/01/11	4,688	4,705,719
Freddie Mac Mortgage-Backed Securities,
4.50%, 5/01/34	1,021	1,070,467
Ginnie Mae Mortgage-Backed Securities,
5.00%, 11/15/35	34	36,848
		95,023,654
Total U.S. Government Sponsored
Agency Securities — 68.3%		134,195,989
U.S. Treasury Obligations
U.S. Treasury Notes:
1.25%, 6/15/13	5,910	5,933,522
2.00%, 5/31/15 (f)	17,700	18,004,263
1.88%, 6/30/15	11,565	11,609,271
4.63%, 2/15/40	9,795	11,010,187
Total U.S. Treasury Obligations — 23.7%		46,557,243
Total Long-Term Investments
(Cost — $217,488,244) — 114.7%		225,409,350

See Notes to Financial Statements.

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.16% (g)(h)	2,351,759	$ 2,351,759
Total Short-Term Securities
(Cost — $2,351,759) — 1.2%		2,351,759
Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options, Strike Price
USD 97.25, Expires 9/01/10	68	425
Total Options Purchased
(Cost — $11,257) — 0.0%		425
Total Investments Before Outstanding Options Written
(Cost — $219,851,260*) — 115.9%		227,761,534
Options Written
Over-the-Counter Call Options — (0.1)%
Fannie Mae, 4.50%, 12/15/39, Strike Price
USD 102.375, Expires 7/07/10, Broker Citibank, N.A.	25 (i)	(313,975)
Over-the-Counter Call Swaptions — (0.4)%
Pay a fixed rate of 1.20% and receive a floating rate
based on 3-month LIBOR, Expires 7/28/10, Broker
BNP Paribas SA	25 (i)	(98,225)
Pay a fixed rate of 2.30% and receive a floating rate
based on 3-month LIBOR, Expires 7/14/10, Broker
BNP Paribas SA	40 (i)	(437,520)
Pay a fixed rate of 3.25% and receive a floating rate
based on 3-month LIBOR, Expires 7/21/10, Broker
BNP Paribas SA	10 (i)	(206,880)
		(742,625)
Total Options Written
(Premiums Received — $347,813) — (0.5)%		(1,056,600)
Total Investments, Net of Outstanding
Options Written — 115.4%		226,704,934
Liabilities in Excess of Other Assets — (15.4)%		(30,195,233)
Net Assets — 100.0%		$196,509,701

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$219,851,260
Gross unrealized appreciation	$ 12,741,507
Gross unrealized depreciation	(4,831,233)
Net unrealized appreciation	$ 7,910,274

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of security has been pledged as collateral in connection with swaps.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Schedule of Investments (continued)

(d)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

	Market	Unrealized
Counterparty	Value	Appreciation
Goldman Sachs & Co.	$ 2,891,437	$ 22,312

(e) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(g) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	December 31,		June 30,
Affiliate	2009	Net Activity	2010	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	2,181,318	170,441	2,351,759	$ 3,781

(h) Represents the current yield as of report date.
(i) One contract represents a notional amount of $1 million.
•Financial futures contracts purchased as of June 30, 2010 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation
64	2-Year U.S.	September
	Treasury Bond	2010	$ 13,935,141 $ 69,859
156	10-Year U.S.	September
	Treasury Bond	2010	$ 18,827,304	290,008
274	30-Year U.S.	September
	Treasury Bond	2010	$ 33,812,963	1,122,037
Total				$ 1,481,904

See Notes to Financial Statements.

  Financial futures contracts sold as of June 30, 2010 were as follows:

				Unrealized
		Expiration	Notional	Appreciation
Contracts	Issue	Date	Value	(Depreciation)
198	5-Year U.S.	September
	Treasury Bond	2010	$(23,110,752)	$(322,857)
14	Euro Dollar	September
	Future	2010	$ (3,479,257)	2,182
14	Euro Dollar	December
	Future	2010	$ (3,471,457)	(1,593)
14	Euro Dollar	March
	Future	2011	$ (3,461,907)	(8,693)
10	Euro Dollar	June
	Future	2011	$ (2,464,470)	(12,030)
9	Euro Dollar	September
	Future	2011	$ (2,211,285)	(14,302)
9	Euro Dollar	December
	Future	2011	$ (2,204,285)	(16,690)
10	Euro Dollar	March
	Future	2012	$ (2,441,870)	(20,880)
5	Euro Dollar	June
	Future	2012	$ (1,218,272)	(10,228)
5	Euro Dollar	September
	Future	2012	$ (1,215,010)	(10,615)
5	Euro Dollar	December
	Future	2012	$ (1,211,722)	(10,903)
5	Euro Dollar	March
	Future	2013	$ (1,208,959)	(11,103)
Total				$ (437,712)

•Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation
USD 1,369,993	EUR 1,111,000	Deutsche
		Bank AG	7/14/10	$ 11,320

•Reverse repurchase agreements outstanding as of June 30, 2010 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Barclay’s
Capital Inc.	0.04%	6/30/10	7/01/10	$8,149,991	$8,150,000

•Interest rate swaps outstanding as of June 30, 2010 were as follows:

				Notional
Fixed	Floating			Amount	Unrealized
Rate	Rate	Counterparty	Expiration	(000)	Depreciation
4.63%[1]	3-month	Deutsche	March
	LIBOR	Bank AG	2013	$ 50,000	$ (4,514,516)
5.71%[1]	3-month	Deutsche	June
	LIBOR	Bank AG	2017	$ 25,000	(5,094,895)
5.96%[1]	3-month	Deutsche	December
	LIBOR	Bank AG	2037	$ 25,000	(10,010,073)
Total					$(19,619,484)
[1] Pays fixed interest rate and receives floating rate.

8 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Schedule of Investments (continued)

•Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (includ-
ing the Fund's own assumptions used in determining the fair value of invest-
ments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For infor-
mation about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund's investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$ 7,346,713	—	$ 7,346,713
Foreign Agency Obligations	—	1,876,571	—	1,876,571
Non-Agency Mortgage-Backed
Securities	—	22,999,062 $	1,094,143	24,093,205
Preferred Securities	$ 3,650,369	5,893,928	—	9,544,297
Taxable Municipal Bonds	—	1,795,332	—	1,795,332
U.S. Government Sponsored
Agency Securities	—	134,195,989	—	134,195,989
U.S. Treasury Obligations	—	46,557,243	—	46,557,243
Short-Term Securities:
Money Market Fund	2,351,759	—	—	2,351,759
Total	$ 6,002,128	$ 220,664,838 $	1,094,143	$ 227,761,109
	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate contracts	$ 1,484,511	—	—	$ 1,484,511
Foreign currency contracts	—	$ 11,320	—	11,320
Liabilities:
Interest rate contracts	(439,894)	(20,362,109) $	(313,975)	(21,115,978)
Total	$ 1,044,617	$ (20,350,789) $	(313,975)	$ (19,620,147)

1 Derivative financial instruments are financial futures contracts, swaps, foreign currency exchange contracts and options written. Financial futures contracts, swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-	Non-Agency
	Backed	Mortgage-Backed
	Securities	Securities	Total
Assets/Liabilities:
Balance, as of
December 31, 2009	$1,255,800	$1,279,621	$2,535,421
Accrued discounts/premium	—	(15,927)	(15,927)
Net realized gain (loss)	—	(2,615)	(2,615)
Net change in unrealized
appreciation/depreciation[2] .	895,458	100,211	995,669
Purchases	—	—	—
Sales	—	(267,147)	(267,147)
Transfers in3	—	—	—
Transfers out[3]	(2,151,258)	—	(2,151,258)
Balance, as of
June 30, 2010	—	$1,094,143	$1,094,143

2 Included in the related change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/
depreciation on securities still held at June 30, 2010 was $995,669.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Interest Rate
Contracts[4]
Liabilities:
Balance, as of December 31, 2009	$ (129,697)
Accrued discounts/premium	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation	129,697
Purchases	—
Sales	—
Transfers in3	(313,975)
Transfers out[3]	—
Balance, as of June 30, 2010	$ (313,975)

3 The Fund’s policy is to recognize transfers in and transfers out as of the period of the event or the change in circumstances that caused the transfer.
4 Derivative financial instruments are swaps and options written.

See Notes to Financial Statements.

10 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Statement of Assets and Liabilities
June 30, 2010 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $217,499,501)	$ 225,409,775
Investments at value — affiliated (cost — $2,351,759)	2,351,759
Foreign currency at value (cost — $482)	463
Unrealized appreciation on foreign currency exchange contracts	11,320
Investments sold receivable	2,945,450
Interest receivable	1,049,447
Margin variation receivable	120,444
Principal paydowns receivable	78,567
Swaps receivable	14,214
Prepaid expenses	47,074
Total assets	232,028,513
Liabilities
Reverse repurchase agreements	8,150,000
Options written at value (premiums received — $347,813)	1,056,600
Unrealized depreciation on swaps	19,619,484
Investments purchased payable	5,763,137
Swaps payable	722,547
Investment advisory fees payable	148,129
Other affiliates payable	938
Officer’s and Directors' fees payable	494
Other accrued expenses payable	57,483
Total liabilities	35,518,812
Net Assets	$ 196,509,701
Net Assets Consist of
Paid-in capital	$ 217,595,111
Distributions in excess of net investment income	(2,498,141)
Accumulated net realized loss	(7,224,748)
Net unrealized appreciation/depreciation	(11,362,521)
Net Assets	$ 196,509,701
Net Asset Value
Based on nets assets of $196,509,701 and 11,741,904 shares outstanding, 200 million shares authorized, $0.10 par value	$ 16.74

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Statement of Operations
Six Months Ended June 30, 2010 (Unaudited)
Investment Income
Interest	$ 4,731,854
Dividends — affiliated	3,781
Total income	4,735,635
Expenses
Investment advisory	867,034
Printing	24,996
Professional	23,331
Repurchase offer	20,919
Accounting services	20,341
Transfer agent	14,769
Officer and Directors	9,565
Custodian	8,035
Registration	4,525
Miscellaneous	21,780
Total expenses excluding interest expense	1,015,295
Interest expense	2,903
Total expenses	1,018,198
Less fees waived by advisor	(1,801)
Total expenses after fees waived	1,016,397
Net investment income	3,719,238
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,431,641
Financial futures contracts	2,182,694
Swaps	(2,715,608)
Options written	(782,101)
Foreign currency transactions	(11,079)
105,547
Net change in unrealized appreciation/depreciation on:
Investments	7,543,638
Financial futures contracts	3,054,666
Swaps	(6,413,318)
Options written	(1,384,837)
Foreign currency transactions	11,284
2,811,433
Total realized and unrealized gain	2,916,980
Net Increase in Net Assets Resulting from Operations	$ 6,636,218

See Notes to Financial Statements.

12 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Statements of Changes in Net Assets
	Six Months
	Ended	Year Ended
	June 30, 2010	December 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2009
Operations
Net investment income	$ 3,719,238	$ 7,798,013
Net realized gain (loss)	105,547	(9,222,548)
Net change in unrealized appreciation/depreciation	2,811,433	24,727,118
Net increase in net assets resulting from operations	6,636,218	23,302,583
Dividends and Distributions to Shareholders From
Net investment income	(4,986,924)	(3,097,770)
Net realized gain	—	(11,777,088)
Tax return of capital	—	(1,826,941)
Decrease in net assets resulting from dividends and distributions to shareholders	(4,986,924)	(16,701,799)
Capital Share Transactions
Reinvestment of dividends and distributions	388,460	1,663,404
Net redemption of shares resulting from a repurchase offer (including $0 and $12,156 repurchase fees, respectively)	—	(595,623)
Net increase in net assets derived from capital share transactions	388,460	1,067,781
Net Assets
Total increase in net assets	2,037,754	7,668,565
Beginning of period	194,471,947	186,803,382
End of period	$ 196,509,701	$ 194,471,947
Distributions in excess of net investment income	$ (2,498,141)	$ (1,230,455)

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Financial Highlights

	Six Months					Period
	Ended		Year Ended December 31,			October 31, 2005[1]
	June 30, 2010					to December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 16.59	$ 16.03	$ 17.42	$ 18.50	$ 19.18	$ 19.10
Net investment income[2]	0.32	0.67	0.97	0.84	0.78	0.13
Net realized and unrealized gain (loss)	0.26	1.32	(1.10)	(0.54)	(0.06)	0.10
Net increase (decrease) from investment operations	0.58	1.99	(0.13)	0.30	0.72	0.23
Dividends and distributions from:
Net investment income	(0.43)	(0.26)	(0.46)	(0.62)	(0.81)	(0.10)
Net realized gain	—	(1.01)	(0.80)	(0.76)	(0.03)	(0.02)
Tax return of capital	—	(0.16)	—	—	(0.56)	—
Total dividends and distributions	(0.43)	(1.43)	(1.26)	(1.38)	(1.40)	(0.12)
Capital charges with respect to issuance of shares	—	—	—	—	(0.00)[3]	(0.03)
Net asset value, end of period	$ 16.74	$ 16.59	$ 16.03	$ 17.42	$ 18.50	$ 19.18
Market price, end of period	$ 16.77	$ 17.07	$ 16.57	$ 15.84	$ 18.54	$ 18.09
Total Investment Return[4]
Based on net asset value	3.51%[5]	12.68%	(0.73)%	2.39%	4.08%	1.06%[5]
Based on market price	0.78%[5]	12.17%	12.85%	(7.10)%	10.59%	(8.97)%[5]
Ratios to Average Net Assets
Total expenses	1.00%[6]	1.00%	1.07%	1.48%	1.01%	0.94%[6]
Total expenses after fees waived and paid indirectly	1.00%[6]	0.99%	1.07%	1.48%	1.01%	0.94%[6]
Total expenses after fees waived and paid indirectly
and excluding interest expense	0.99%[6]	0.99%	0.97%	1.00%	1.01%	0.94%[6]
Net investment income	3.65%[6]	3.96%	5.40%	4.67%	4.18%	3.89%[6]
Supplemental Data
Net assets, end of period (000)	$ 196,510	$ 194,472	$ 186,803	$ 213,515	$ 235,975	$ 243,690
Borrowings outstanding, end of period (000)	$ 8,150	$ 10,934	—	$ 20,697	—	—
Average borrowings outstanding during the period (000)	$ 12,140	$ 3,415	—	$ 17,823	—	—
Portfolio turnover	136%[7]	483%[8]	367%[9]	254%	76%	20%
Asset coverage, end of period per $1,000	$ 25,112	$ 18,786	—	$ 11,316	—	—

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 111%.
[8]	Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 174%.
[9]	Includes mortgage dollar transactions; excluding these transactions the portfolio turnover would have been 212%.

See Notes to Financial Statements.

14 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, closed-end management investment company. The
Fund is organized as a Maryland corporation. The Fund’s financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may re-
quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund's policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Fund's Board of Directors (the "Board"). The
Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing serv-
ices. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service.
In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in compa-
rable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technol-
ogy commonly employed in the market for such investments. Asset-
backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced
("TBA") commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agree-
ments are valued utilizing quotes received daily by the Fund's pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remain-
ing maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materi-
ally affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund's books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against for-
eign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a num-
ber of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major dif-
ference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepay-
ment feature will have the effect of shortening the maturity of the secu-
rity. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instru-
mentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association
(“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)
and Federal National Mortgage Association (“Fannie Mae”), including
Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certifi-
cates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United
States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obliga-
tions (“CMOs”) and commercial mortgage-backed securities. These mul-
tiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-
through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities.
Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes
(“TACs”). IOs and POs are stripped mortgage-backed securities repre-
senting interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion.
IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the
PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the inter-
est (IOs) and principal (POs) distributions on a pool of mortgage assets.
The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, gen-
erally in the form of interest-bearing notes with preferred securities char-
acteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated
maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments pursuant to which it agrees to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date;
however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the

16 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)

transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-
backed securities and simultaneously contract to repurchase substan-
tially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund's port-
folio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund.
For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment perform-
ance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repur-
chase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-
dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The
Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the pro-
ceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the
Fund's use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund's obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings
(e.g., reverse repurchase agreements) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate col-
lateral or designate on its books and records cash or other liquid securi-
ties having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Interest income, including amortization of premium and accretion of dis-
count on debt securities, is recognized on the accrual basis. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net invest-
ment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds the Fund's current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital.
The character of dividends and distributions are determined in accor-
dance with federal income tax regulations, which may differ from
US GAAP.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund's US federal tax returns remains open for each of the four periods ended December 31, 2009. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax posi-
tions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by the Fund's Board, non-interested Directors (“Independent Directors”)
may defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent
Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the
Independent Directors in order to match its deferred compensation obli-
gations. Investments to cover the Fund's deferred compensation liability, if any, are included in other assets in the Statement of Assets and
Liabilities. Dividends and distributions from the BlackRock Closed-End
Fund investments under the plan are included in income — affiliated in the Statement of Operations.

Other: Expenses directly related to the Fund are charged to the Fund.
Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using deriva-
tive contracts both to increase the returns of the Fund and to economi-
cally hedge, or protect, its exposure to certain risks such as interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfa-
vorable change in the market rates or values of the underlying instru-
ment or if the counterparty does not perform under the contract. The

Fund’s maximum risk of loss from counterparty credit risk on OTC deriva-
tives is generally the aggregate unrealized gain netted against any collat-
eral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts.
Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counter-
party. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these
contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA
Master Agreement allows the Fund to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receiv-
ables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or other-
wise, the Fund bears the risk of loss from counterparty non-performance.
See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counter-
party risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in interest rates (inter-
est rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a spe-
cific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctua-
tion in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation

18 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)

in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the
Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (interest rate risk)
and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is sub-
sequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the
Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation.
When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid or received on swaps are recognized as cost and amortized over the term of the swap. Swaps are marked-to-
market daily and changes in value are recorded as unrealized apprecia-
tion (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from
(or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the
Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-
party to the agreements may default on its obligation to perform or dis-
agree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party's stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a pre-
mium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (continued)
Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of June 30, 2010
	Asset Derivatives		Liability Derivatives
	Statement of Assets and		Statement of Assets and
	Liabilities Location	Value	Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/		Net unrealized appreciation/
	depreciation*; Investments		depreciation*; Unrealized depreciation
	at value — unaffiliated**	$ 1,484,511	on swaps; Options written at value	$ 21,115,978
Foreign currency exchange contracts	Unrealized appreciation
on foreign currency
	exchange contracts	11,320
Total		$ 1,495,831		$ 21,115,978

*Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the
Statement of Assets and Liabilities.

**Includes options purchased at value as reported in the Schedule of Investments.
	The Effect of Derivative Instruments on the Statement of Operations
		Six Months Ended June 30, 2010
		Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions
Interest rate contracts	$2,182,694	$(2,715,608)	$(805,271)	—
Foreign currency transactions	—	—	—	$(17,483)
Total	$2,182,694	$(2,715,608)	$(805,271)	$(17,483)
	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions
Interest rate contracts	$3,054,666	$(6,413,318)	$(1,392,688)	—
Foreign currency transactions	—	—	—	$11,320
Total	$3,054,666	$(6,413,318)	$(1,392,688)	$11,320

***Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	556
Average number of contracts sold	248
Average notional value of contracts purchased	$ 76,777,921
Average notional value of contracts sold	$ 36,915,122
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased.	1
Average US dollar amounts purchased	$ 684,996
Options:
Average number of contracts purchased	34
Average number of contracts written.	375,063
Average notional value of contracts purchased	$ 85,000
Average notional value of contracts written	$100,000,000
Interest rate swaps:
Average number of contracts — pays fixed rate	2
Average number of contracts — receives fixed rate	4
Average notional value — pays fixed rate	$ 14,526,315
Average notional value — receives fixed rate	$112,350,000

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Fund's investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the manage-
ment of the Fund's portfolio and provides the necessary personnel, facil-
ities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.85% of the Fund's average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Manager. The
Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the
Manager does not waive its advisory fees by the amount of investment

20 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Notes to Financial Statements (concluded)

advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the
Statement of Operations.

For the six months ended June 30, 2010, the Fund reimbursed the
Manager $1,819 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for com-
pensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2010, were
$91,840,459 and $109,986,224, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2010, were $218,531,071 and $216,905,846,
respectively.

For the six months ended June 30, 2010, purchases and sales of mort-
gage dollar rolls were $57,654,747 and $57,785,305, respectively.

Transactions in options written for the six months ended June 30, 2010, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Recieved	Contracts	Received
Outstanding options,
beginning of period	108	$ 822,494	8	$ 412,400
Options written	560	2,123,875	—	—
Options closed	(318)	(1,698,369)	(8)	(412,400)
Options expired	(250)	(900,187)	—	—
Outstanding options,
end of period	100	$ 347,813	—	—
5. Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards in the amount of $8,668,617, which expires December 31, 2017.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Capital Share Transactions:

The Fund is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

The Fund will make offers to repurchase its shares at approximately
12-month intervals. The shares tendered in the repurchase offer may be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

Shares issued and outstanding increased by 23,189 for the six months ended June 30, 2010 as a result of dividend reinvestments. Shares issued and outstanding during the year ended December 31, 2009 increased by 99,869 as a result of dividend reinvestment and decreased by 36,242 as a result of a repurchase offer.

8. Borrowings:

For the six months ended June 30, 2010, the Fund's daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls was approximately
$12,142,000 and the daily weighted average interest rate was 0.05%.

9. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Fund's financial statements was completed through the date the finan-
cial statements were issued and the following item was noted:

The Fund paid a net investment income dividend in the amount of
$0.080 per share on July 30, 2010 to shareholders of record on
July 15, 2010.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Enhanced Government Fund, Inc.
(the “Fund”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”),
with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory
Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of ten individuals, eight of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940
(the “1940 Act”) (the “Independent Board Members”). The Board
Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board
Member. The Board has established five standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight Committee and an Executive
Committee, each of which is composed of Independent Board Members
(except for the Executive Committee, which also has one interested
Board Member) and is chaired by an Independent Board Member.
The Board also has one ad hoc committee, the Joint Product Pricing
Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of
BlackRock and its affiliates, including investment management, admin-
istrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board consid-
ered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center and fund accounting; (c) Fund oper-
ating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions;
(e) the Fund’s compliance with its Code of Ethics and compliance poli-
cies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;
(g) BlackRock’s and other service providers’ internal controls; (h)
BlackRock’s implementation of the proxy voting policies approved by the
Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the
Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, the Board, includ-
ing the Independent Board Members, unanimously approved the contin-
uation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-
Advisor with respect to the Fund, each for a one-year term ending June
30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by
BlackRock; (b) the investment performance of the Fund and BlackRock;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and its affiliates from their relationship with the Fund;

22 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(d) economies of scale; and (e) other factors deemed relevant by the
Board Members.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the
Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation struc-
ture with respect to the Fund’s portfolio management team and
BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addi-
tion to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure docu-
ments, such as the prospectus and the statement of additional informa-
tion in connection with the initial public offering and periodic share-
holder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily account-
ing and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and
(viii) performing other administrative functions necessary for the opera-
tion of the Fund, such as tax reporting, fulfilling regulatory filing require-
ments, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compli-
ance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 8,
2010 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year.

The Board noted that the Fund performed below the median of its
Lipper Performance Universe in each of the one-year, three-year and since-inception periods reported. However, the Board and BlackRock noted significant portfolio construction differences between the Fund and its Lipper selected Peers, concluding that the Fund’s Peer Universe was not an appropriate performance comparison. As noted above, the
Board periodically reviews the performance of the Fund throughout the year. As a supplement to its review of the Fund’s performance versus the
Peer Group, the Board also considered the Fund’s performance relative to its benchmark throughout the year. The Board noted that the Fund outperformed its benchmark index for the one-year period and underper-
formed its benchmark for the three-year period. The Board was informed that, among other factors, the Fund’s options strategy generated positive returns in the one-year period as volatility was at an elevated level dur-
ing the year and the premiums received by selling calls helped produce an above-average yield for the Fund.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in achieving this goal. Furthermore, the Board asked BlackRock to continue to eval-
uate the most appropriate measures against which to compare and monitor the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund: The Board, including the Independent Board
Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed
institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2009 com-
pared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and method-
ology of allocating expenses in the profitability analysis, noting the inher-
ent limitations in allocating costs among various advisory products. The
Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indi-
cates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate was above the median contractual management fee rate paid by the Fund’s
Peers, in each case, before taking into account any expense reimburse-
ments or fee waivers. The Board also noted, however, that the Fund is compared to Peers that do not employ a similar option writing strategy.
When compared to peers that employ a similar strategy, the Fund is competitive.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Board noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant sharehold-
ers as service providers to the Fund, including for administrative and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the qual-
ity of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock com-
pleted the acquisition of a complex of exchange-traded funds (“ETFs”)
on December 1, 2009, and that BlackRock’s funds may invest in such
ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included

24 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund market-
place, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2011.
As part of its approval, the Board considered the detailed review of
BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at a decision to approve the
Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board
Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the
Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board
Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee
and Director
Richard S. Davis, Director
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director

R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee

Anne Ackerley, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Funds
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Additional Information

Fundamental Periodic Repurchase Policy

The Board approved a fundamental policy whereby the Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

General Information

The Fund does not make available copies of its Statement of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s invest-
ment objectives or policies or to the Fund’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associ-
ated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and elimi-
nate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

26 BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Secu-
rities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the
SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Informa-
tion on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes
June 30, 2010

based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative					Percentage of Fiscal Year-to-Date
		Distributions by Character				Cumulative Distributions by Character
	Net	Net		Total Per	Net	Net		Total Per
	Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share
EGF	$0.287	—	$0.138	$0.425	67%	—	33%	100%
The Fund estimates that it has distributed more than the amount of				to the shareholder. A return of capital does not necessarily reflect
earned income and net realized gains; therefore, a portion of the distribu-				the Fund’s investment performance and should not be confused with
tion may be a return of capital. A return of capital may occur, for example,				‘yield’ or ‘income.’
when some or all of the shareholder’s investment in the Fund is returned
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and for-				BlackRock does not sell or disclose to non-affiliated third parties any non-
mer fund investors and individual clients (collectively, “Clients”) and to				public personal information about its Clients, except as permitted by law
safeguarding their non-public personal information. The following informa-				or as is necessary to respond to regulatory requests or to service Client
tion is provided to help you understand what personal information				accounts. These non-affiliated third parties are required to protect the
BlackRock collects, how we protect that information and why in certain				confidentiality and security of this information and to use it only for its
cases we share such information with select parties.				intended purpose.
If you are located in a jurisdiction where specific laws, rules or regulations				We may share information with our affiliates to service your account
require BlackRock to provide you with additional or different privacy-				or to provide you with information about other BlackRock products or
related rights beyond what is set forth below, then BlackRock will comply				services that may be of interest to you. In addition, BlackRock restricts
with those specific laws, rules or regulations.				access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock obtains or verifies personal non-public information from and				BlackRock maintains physical, electronic and procedural safeguards
about you from different sources, including the following: (i) information				that are designed to protect the non-public personal information of its
we receive from you or, if applicable, your financial intermediary, on appli-				Clients, including procedures relating to the proper storage and disposal
cations, forms or other documents; (ii) information about your transac-				of such information.
tions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.

JUNE 30, 2010

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable to this semi-annual report

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to
this semi-annual report

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) –	Certifications – Attached hereto
12(c) –	Notices to the registrant’s common shareholders in accordance with 1940 Act Section 19(a)
and Rule 19a-1[1]

1 The registrant has received exemptive relief from the Securities and Exchange Commission (the
“SEC”) permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the registrant to make the disclosures to the holders of the registrant’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The registrant is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Enhanced Government Fund, Inc.

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 2, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date: September 2, 2010